                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 19, 2009
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                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

      Delaware                      001-13403                84-1032638
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (816) 584-5000
                                                  ------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2009, the  stockholders  of American  Italian Pasta Company (the
"Company") approved the Company's Cash Bonus Plan (the "Plan"). The stockholders approved  the Plan in order for the Plan to comply  with  section  162(m) of the
Internal Revenue Code of 1986, as amended (the "Code").

The Plan provides that certain specified employees of the Company may be awarded cash  bonuses by the  Compensation  Committee  of the Board of  Directors of the
Company upon meeting  certain  specified  performance  goals as set forth in the
Plan. The  performance  goals are as set from  time-to-time by the Committee and may differ  from  employee-to-employee  and from  award-to-award.  The  specific performance goals for an award must be set as required by section 162 (m) of the
Code.

A copy of the Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01   Other Events.

The Company issued a press release on February 19, 2009,  announcing the results of the 2009 Annual  Meeting of  Stockholders.  The  Company's  press  release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (d)    Exhibits

         10.1   Cash Bonus Plan
         99.1   Press release dated February 19, 2009

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: February 19, 2009                          AMERICAN ITALIAN PASTA COMPANY

                                                 By:  /s/ Paul R. Geist
                                                    ----------------------------
                                                    Paul R. Geist
                                                    Chief Financial Officer

                        Exhibit Index

Exhibit Number          Description
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            10.1        Cash Bonus Plan.

            99.1        Press release dated February 19, 2009.